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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 16, 1997
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                         THE BEAR STEARNS COMPANIES INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

               1-8989                                13-3286161
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      (Commission File Number)             (I.R.S. Employer Identification No.)

       245 PARK AVENUE, NEW YORK, NEW YORK                        10167
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    (Address of Principal Executive Offices)                    (Zip Code)

                                 (212) 272-2000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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               (Former Name or Former Address, if Changed Since Last Report)

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Item 7.     Financial Statements and Exhibits.

            The following exhibits are incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333-17985) as exhibits to such Registration Statement:

4(c)(1)     --    Form of S&P 500 Linked Note due May __, 2003 (Incorporated
                  by reference to Exhibit 1.2 to the Registrant's Registration
                  Statement on Form 8-A filed with the Securities and Exchange
                  Commission
                  on May 15, 1997).

8           --    Opinion of Weil, Gotshal & Manges LLP as to tax
                  matters.

23(c)       --    Consent of Weil, Gotshal & Manges LLP (included in
                  Exhibit 8 hereto).

                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                              THE BEAR STEARNS COMPANIES INC.


                              By:   /s/ Samuel L. Molinaro, Jr.
                                 ---------------------------------------------
                              Name:   Samuel L. Molinaro, Jr.
                                      Title: Chief Financial Officer and
                                      Senior Vice President - Finance


Date:  May 16, 1997




                                     2


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                                 EXHIBIT INDEX


Exhibit No.              Description
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4(c)(1)     --    Form of S&P 500 Linked Note due May __, 2003 (Incorporated
                  by reference to Exhibit 1.2 to the Registrant's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on May 15, 1997).

8           --    Opinion of Weil, Gotshal & Manges LLP as to tax
                  matters.

23(c)       --    Consent of Weil, Gotshal & Manges LLP (included in
                  Exhibit 8 hereto).